                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)   NOVEMBER 30, 2000
                                                     ------------------------


                             PRECISION PARTNERS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                  (State or Other Jurisdiction of Incorporation)


               333-33438                           75-2783285
               ---------                           ----------
      (Commission File Number)          (I.R.S. Employer Identification No.)


              5606 N. MACARTHUR BLVD., SUITE 760, IRVING, TX 75038
--------------------------------------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)


                                  (972) 580-1550
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. OTHER EVENTS.

      This current report on Form 8-K is being filed by Precision Partners, Inc. for the purpose of providing the information set forth in a press release issued by it on November 30, 2000, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.


Item  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            The following exhibits are filed herewith:

            99.1 Press Release dated November 30, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRECISION PARTNERS, INC.


                                       By:  /s/ Frank R. Reilly
                                            -----------------------------------
                                            Frank R. Reilly
                                            Executive Vice-President and
                                            Chief Financial Officer

Date: December 5, 2000

                                  EXHIBIT INDEX

      Exhibit
      NUMBER                     DESCRIPTION
      ------                     -----------
      99.1                       Press Release dated November 30, 2000